SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the
Securities
                      Exchange Act of 1934 (Amendment No. )
                           Check the appropriate box:

| | Preliminary Information Statement     |_| Confidential, for
Use of the
                                              Commission Only (as
permitted
                                              by Rule
14c-5(d)(2))
|X| Definitive Information Statement

                               CareAdvantage, Inc.

-----------------------------------------------------------------
------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
      |X| No fee required.
      |_| Fee computed on table below per Exchange Act Rules
14c-5(g) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

         |_| Fee paid previously with preliminary materials. |_| Check box if any part of the fee is offset as
provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                               CAREADVANTAGE, INC.
                              485-C Route One South
                            Iselin, New Jersey 08830



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 7, 1999



To the Stockholders of CareAdvantage, Inc.:

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CareAdvantage, Inc. (the "Company") will be held at the offices of the
Company at 485-C Route One South,  Iselin,  New Jersey 08830 on
July 7, 1999, at
11:00 a.m. for the following purposes:

                1.         To elect six directors;

                2.         To approve  amendments to the
Company's  Stock Option
                           Plan to increase the number of shares
authorized for
                           issuance under such Plan from
9,000,000 to 18,648,000
                           shares of the Company's  Common
Stock,  to authorize
                           the  issuance  of  options  under  the
Plan  at  the
                           exercise prices,  upon the terms and
restrictions and
                           subject  to such  other  conditions
or  restrictions
                           established  by  the  Board,  and to
permit  certain
                           amendments to the Plan;

                3.         To approve  amendments  to the
Company's  Directors'
                           Stock  Option Plan to provide the
Board with  greater
                           flexibility  as to the terms of
options  issued under
                           such Plan;

                4.         To approve amendments to the Company's
Certificate of
                           Incorporation  to increase the total
number of shares
                           of  Common  Stock   authorized   for
issuance   from
                           90,000,000 to 103,600,000; and

                5.         To transact such other  business as
may properly come
                           before the meeting or any adjournments
thereof.

         Only the stockholders of record of the Company at the close of business on May 25, 1999, are entitled to notice of, and to vote at, the meeting. All stockholders are invited to attend the meeting.

                                             By Order of the
Board of Directors,



Barry Weinberg

Secretary
June 7, 1999

                               CAREADVANTAGE, INC.
                              485-C Route One South
                            Iselin, New Jersey 08830



                              INFORMATION STATEMENT



         This Information Statement (the "Information Statement") is furnished to the holders of Common Stock, $0.001 par value per share (the "Common Stock"), of CareAdvantage, Inc. (the "Company") in connection with the Annual Meeting of
Stockholders of the Company to be held on July 7, 1999, at the offices of the
Company at 485-C Route One South,  Iselin,  New Jersey 08830.  WE
ARE NOT ASKING
YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This  Information
Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 14 of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), to inform holders of Common Stock entitled to vote or give an authorization or consent of the actions proposed to be taken at the Annual
Meeting  of  Stockholders,  as set  forth in the  accompanying
Notice of Annual
Meeting of Stockholders.

         Only  stockholders  of record of the Company's  issued
and  outstanding
Common  Stock at the close of business on May 25, 1999 (the
"Record  Date") are
entitled  to vote at the Annual  Meeting  of  Stockholders  and any  adjournment
thereof ("Annual Meting") and to receive this Information
Statement.  As of the
close of business on the Record  Date,  there were  82,189,883 shares of Common
Stock outstanding, with each share entitled to one vote. There are no cumulative voting rights.

         The presence, in person or by proxy, of a majority of the shares outstanding on the Record Date will constitute a quorum at the Annual Meeting.
The election of directors requires a plurality of the votes cast with a quorum present. Other proposals considered at the meeting will be approved if a majority of the votes cast in person or by proxy are voted in favor of the proposal.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of May 1, 1999 certain information regarding the beneficial ownership of the Company's Common Stock by (i) all persons known to the Company who own more than 5% of the outstanding Common
Stock, (ii) each Director, (iii) each of the executive officers named in the
Summary Compensation Table, and (iv) all executive officers and Directors as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                     Beneficial Ownership of Common Stock by
               Certain Stockholders, the Directors and Management



            Shares
               Name of Beneficial Owner
     Beneficially Owned(1)        Percent(2)

Blue Cross and Blue Shield of New Jersey, Inc.(3)(4)(5)
           37,617,420               45.77
CW Ventures II, L.P.(5)(6)(7)
           37,784,087               45.88
William J. Marino(3)
                  334                   *
Robert J. Pures(3)
                    0                   0
Walter Channing, Jr.(5)(6)(7)(8)
           37,784,087               45.88
Charles Hartman(5)(6)(7)(8)
           37,784,087               45.88
Barry Weinberg(5)(6)(7)(8)
           37,784,087               45.88
David J. McDonnell(9)(13)
              100,000                   *
Thomas P. Riley(10)(11)(13)
              100,000                   *
David Noone(12)(13)
                    0                   0
Richard Freeman, M.D.(12)(13)
              250,000                   *
Stephan Deutsch, M.D.(12)(13)
              251,233                   *
Elaine del Rossi(12)(13)(14)
                    0                   0

All Directors and executive officers as a group (10
persons)(8)(11)(13)       38,485,654               46.34


 *       Less than 1%

(1)      Beneficial  ownership is determined in accordance with
the rules of the
         Securities  and  Exchange   Commission,   which
generally   attribute
         beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities.
         Beneficial ownership includes outstanding shares and shares subject to options exercisable within 60 days.

(2) The percent beneficially owned by any person or group who held options exercisable within 60 days has been calculated by assuming that all such options have been exercised in full and adding the number of shares subject to such options to the total number of shares issued and outstanding.

(3)      The business address of such person or entity is 3 Penn
Plaza East,
         Newark, New Jersey 07105.

(4)      In the event that the Services Agreement dated February
22, 1996, among
         the Company, its subsidiaries, and Blue Cross and Blue Shield of New
         Jersey (now known as "Horizon BCBS") is terminated by Horizon BCBS, CW
         Ventures II, L.P. ("CW Ventures") will have the right to purchase
         Horizon BCBS shares in accordance with the terms of the Stockholders'
         Agreement. See below, "Certain Relationships and Related
Transactions."

(5) Horizon BCBS may be deemed a member of a "group," as such term is used in Section  13(d) of the Exchange  Act,  with CW
Ventures,  CW Partners
         III,  L.P.,  the general  partner of CW Ventures ("CW
Partners"),  and
         Walter  Channing,  Charles  Hartman  and Barry
Weinberg,  the  general
         partners of CW Partners. Horizon BCBS on the one hand, and CW Ventures,
         CW Partners and Messrs.  Channing,  Hartman and
Weinberg, on the other,
         disclaim  membership in a group for the purpose of
Section 13(d) of the
         Exchange Act or for any other purpose.

(6)      The business address of such person or entity is 1041
Third Avenue, New
         York, New York 10021.

(7) Includes 166,667 shares of Common Stock issuable upon exercise of the
         CW Warrants. CW Ventures has sole voting and disposition power over shares owned by it.

                                        4





(8)      Includes  37,617,420  shares  directly owned by CW
Ventures and 166,667
         shares of Common Stock issuable upon exercise of the CW Warrants.
         Messrs. Channing, Hartman and Weinberg are the general partners of CW
         Partners, and as such may be deemed to beneficially own such shares and to have shared voting and disposition power over such shares. Messrs.
         Channing, Hartman and Weinberg disclaim beneficial ownership of such shares except to the extent of their respective direct and indirect partnership interests in CW Ventures.

(9) The business address of such person is 301 Aqua Court, Naples, Florida
         34102.

(10)     The business address of such person is 3 Long Ridge
Lane, Ipswich,
         Massachusetts 01938.

(11)     Effective  October 30, 1998,  Mr. Riley resigned as
President and Chief
         Executive Officer of the Company,  and effective
November 16, 1998, Mr.
         Riley resigned as a Director.

(12)     The  business  address of such person is 485-C Route I
South,  Iselin,
         New Jersey 08830.

(13)     100,000  of Mr.  McDonnell's  shares of Common  Stock,
100,000  of Mr.
         Riley's  shares of Common  Stock,  250,000 of Dr.
Freeman's  shares of
         Common Stock,  250,000 of Dr.  Deutsch's  shares of
Common  Stock,  and
         700,000 of the shares of Common Stock of all directors and executive officers as a group are issuable upon the exercise of stock options to purchase shares of Common Stock that are exercisable on May 1, 1999 or that will be exercisable within 60 days of such date.

(14)     Effective April 21, 1999, the Company terminated Ms. del
Rossi's
         employment without cause.


                              ELECTION OF DIRECTORS

         At the Annual Meeting, six directors will be elected to the Board of
Directors of the Company. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. There are six nominees, all of whom are currently directors of the Company.

         Set forth below is certain  background  information with
respect to the
nominees  for  election,  including  information  furnished  by them as to their
principal   occupations  for  at  least  the  last  five  years,
certain  other
directorships held by them, and their ages as of the Record Date.


     Name                                   Age
Position with the Company

     William J. Marino                      55
Chairman of the Board of Directors

     Robert J. Pures                        53
Director

     Barry Weinberg                         60
Director

     David McDonnell                        56
Director

     Walter Channing, Jr.                   58
Director

     David Noone                            45
Director and Chief Executive Officer


     William J. Marino has been a director of the Company since
February  1996,
and a  director  of  Contemporary  HealthCare  Management
Systems,  Inc.  since
December 1993. He has been President, Chief Executive Officer and a director of

Horizon Blue Cross Blue Shield of New Jersey ("Horizon BCBS," formerly Blue
Cross and Blue Shield of New Jersey, Inc.) since January 1994, and Senior
Vice  President  of Horizon  BCBS from  January  1992 through
December 1993.
Mr. Marino also currently serves as a director of Digital
Solutions, Inc.

         Robert J. Pures has been a director of the Company since
February 1996.
He has been Senior Vice  President--Administration,  Chief
Financial Officer and
Treasurer of Horizon BCBS since 1995, and Vice
President--Finance and Treasurer
of Horizon BCBS from October 1985 through July 1995.

         Barry Weinberg has been a director of the Company since May 1997. He has been President of the CW Group, Inc., a company engaged in investing in the health care field since 1981. Mr. Weinberg currently serves as on the boards of director of Autoimmune Inc., and several privately owned companies, and is a general partner of CW Partners III, L.P. ("CW Partners").

         Walter Channing, Jr., has been a director of the Company since May
1997. He has been Vice President of the CW Group, Inc., a company engaged in investing in the health care field since 1981. Mr. Channing currently serves on the boards of directors of several privately owned companies, and is a general partner of CW Partners.

         David J. McDonnell has been a director of the Company since January
1997. He served from December 1993 to February 1997 as a director of Value
Health, Inc., a company engaged in the health care service business. Prior to that, he was employed by Preferred Health Care Ltd., a behavioral managed care company, where he served as that company's Chief Executive Officer from 1988 to
1993, and its President from 1988 to 1992. Mr. McDonnell also served as Chairman of Preferred Health Care Ltd.'s board of directors from 1991 to 1993.

         David Noone has been a director of the Company and CEO since January 8,
1999. Mr. Noone served from September 1995 to February 1997 as the President and
Chief Executive Officer of Value Health International, a subsidiary of Value
Health, Inc., where he was responsible for the migration of managed health care strategies to emerging markets in Europe, Latin America and Asia, and from
December  1993 to February  1995, as President  and Chief
Executive  Officer of
Value Health Insurance Services Group, another Value Health, Inc. subsidiary, where he was responsible for development of a diversified managed health care company serving the property casualty, group health and auto liability sectors.
Prior to that time, Mr. Noone served as President and Chief
Operating Officer of
Preferred Health Care Ltd. from 1992 to 1993, and in a variety of capacities with that company from 1987 to 1992.

         There is no family relationship between any Director or executive officer of the Company.

         In fiscal year 1998, the Board of Directors held 11 meetings. During that year, each Director attended, in the aggregate, at least 75% of the meetings of the Board, except Mr. Channing who attended 73% of such meetings.


Committees of the Board

         The Board of Directors has an Audit Committee and a Compensation
Committee.

         The Audit Committee consists of Messrs. Pures,
McDonnell and Channing.
The Audit Committee recommends to the Board the selection of the independent public accountants, reviews with such accountants and with management the financial statements of the Company and other results of the audit, and monitors internal accounting procedures and controls. The Audit Committee also reviews and considers proposed related party transactions, if any. The Audit Committee did not meet in fiscal 1998.

         The Compensation Committee consists of Messrs. Marino,
Weinberg and
McDonnell, and makes recommendations to the Board regarding compensation of
Directors, executive officers, executive compensation generally, and benefit plans for management to be considered by the Board. The
Compensation Committee
did not meet in fiscal year 1998.

Compensation of Directors

         The Company executed a Consultation Agreement dated October 1, 1997, with David McDonnell providing for compensation of $25,000 per month for the last three months of calendar year 1997 (October 1997 to December 1997) for an aggregate amount of $75,000. The Company paid Mr. McDonnell $50,000 during the fiscal year ended October 31, 1998 under the terms of this agreement.

         Except as stated herein,  no member of the Company's
Board of Directors
presently   receives   remuneration   for  acting  in  that
capacity,   except
disinterested Directors who are neither officers of nor associated with stockholders. Disinterested Directors are paid $1,000 for each meeting of the
Board they attend and are eligible for the grant of options under the Directors'
Stock Option Plan.  For a discussion of the  Directors'  Stock
Option Plan,  see
"Amendment to Directors' Stock Option Plan", below. Except for the option granted to David McDonnell to purchase 300,000 shares of the Company's Common
Stock on January 26, 1999 (see "Directors' Stock Option Plan - Grant Contingent upon Stockholder Approval" below), no Director has been granted options pursuant to the Directors' Stock Option Plan. Directors are also reimbursed their reasonable out-of-pocket expenses for each meeting of the Board or any committee thereof that they attended.

Certain Relationships and Related Transactions

         The  Company,  Horizon BCBS and CW Ventures are parties
to an agreement
dated February 22, 1996 (the "Stockholders Agreement") pursuant to which Horizon
BCBS and CW Ventures  agreed that the Board shall consist of seven  members.  By
unanimous  written  consent  dated as of May 22,  1997,  the
Board of  Directors
reduced  the number of the  Company's  Directors  to six,  and by letters to the
Company  dated  the same date  ("May 22,  1997  Letters"),
Horizon  BCBS and CW
Ventures consented to such reduction and modified their voting obligations under
the  Stockholders  Agreement.  As  modified  by the May 22,  1997
Letters,  the
Stockholders Agreement provides that Horizon BCBS and CW Ventures each shall vote their shares in favor of two members of the Board designated by Horizon
BCBS, two members of the Board designated by CW Ventures, one member from senior management of the Company who is acceptable to Horizon BCBS and CW Ventures, and one member not associated with the operations of the Company who is acceptable to Horizon BCBS and CW Ventures. Horizon BCBS has designated William J. Marino and Robert J. Pures as its nominees for election as members of the Board; CW
Ventures has designated Barry Weinberg and Walter Channing, Jr. as its nominees for election as members of the Board.

         In addition, the Company has entered into a series of transactions with
Horizon  BCBS and CW  Ventures,  which  are  described  in Item
12 (p.35) of the
Company's Form 10K-SB for the fiscal year ended October 31, 1998. A copy of the
Form 10K-SB accompanies this Information Statement.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ, copies of which are required by regulation to be furnished to the
Company. Based solely on review of the copies of such forms furnished to the
Company, the Company believes that during fiscal year 1998 and through January
1999, its officers, directors and ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements, with the exceptions that Drs.
Freeman and Deutsch, Mr. Noone and Ms. del Rossi were late in filing their respective initial statement of beneficial ownership (Form 3); Drs. Freeman and
Deutsch were late in filing their respective annual statement of beneficial ownership (Form 5); and CW Ventures was late in filing its annual statement of beneficial ownership (Form 5) reflecting its increased stock ownership on account of conversion of the CW Note.


                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth information concerning the compensation paid or accrued by the Company for each of the three fiscal years ended October
31, 1998, to the individual performing the function of Chief Executive Officer and each of the most highly compensated executive officers with compensation in excess of $100,000 during such periods.

-----------------------------------------------------------------
-----------------------------------------------------------------
--

                                       Long Term

Annual Compensation                      Compensation
-----------------------------------------------------------------
-----------------------------------------------------------------
--


                                       Securities       All Other
Name and Principal Position     Year Ended
                  Other Annual         Underlying         Comp-
                                October 31         Salary
  Bonus         Compensation(2)      Options/SARSs       ensation

                                          (#)
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Thomas P. Riley, (3)               1998         $275,000
$ -0-             $70,138              $ -0-            $4,313(1)
President &                        1997          230,000
 300,000             -0-                 -0-             4,115(1)
Chief Executive Officer            1996          127,500
  -0-                -0-                250,000            -0-
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Richard W. Freeman, M.D.,          1998         $266,698(4)
$ 35,000          $  -0-               $ -0-            $4,917(1)
President &                        1997          254,000
  35,000            25,000               -0-             5,881(1)
Chief Operating Officer            1996          245,000
  -0-                -0-                250,000          2,498(1)
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Stephan D. Deutsch, M.D.,          1998         $294,231(5)
$ 35,000          $   -0-              $ -0-            $  -0-
Sr. Vice President & Nat'l         1997          284,615
  69,231              -0-                -0-               -0-
Medical Director, CAHS             1996          259,615
  23,000              -0-                -0-               -0-
-----------------------------------------------------------------
-----------------------------------------------------------------
--
Elaine del Rossi,                  1998         $80,000(6)
$ 50,000          $   -0-              $ -0-               -0-
Sr. Vice President,Marketing       1997             -0-
    -0-               -0-                -0-               -0-
and Sales                          1996             -0-
    -0-               -0-                -0-               -0-
-----------------------------------------------------------------
-----------------------------------------------------------------
--

(1) Represents Company matching contributions to a 401(k) profit sharing/savings plan.

                                        8





(2) Other Annual Compensation includes taxable fringe benefits and payment for certain unused accrued vacation.

(3) Effective October 30, 1998, Mr. Riley resigned his position as President and Chief Executive of the Company.

(4) Dr. Freeman is paid an annual salary of $275,000 under the terms of his amended and restated employment agreement dated September
     29, 1998.

(5) Dr. Deutsch is paid an annual salary of $300,000 under the terms of his employment agreement

(6) Ms. del Rossi joined the Company on March 25, 1998 and was paid an annual salary of $160,000 under the terms of her employment agreement.
     The salary and bonus set forth above represents compensation for a partial year only. Ms. del Rossi's employment with the Company terminated April 21, 1999.


Stock Options

         The Company maintains a stock option plan pursuant to which incentive and non-qualified stock options have been granted in the past and are expected to be granted in the future. For a discussion of this plan, see "Amendments to
Stock Option Plan." No options were granted to or exercised by the named executive officers during the fiscal year ended October 31, 1998.

                    Aggregated Fiscal Year-End Option Values

                                 Number of
Value of
                             Shares Underlying
Unexercised
                          Unexercised Options at
In-the-Money Options at
                             October 31, 1998             October
31, 1998
            Name         Exercisable/Unexercisable
Exercisable/Unexercisable(1)

Thomas P. Riley(2)                  N/A
N/A
Richard W. Freeman, M.D.      166,667/83,333
$0/$0
Stephan D. Deutsch            166,667/83,333
$0/$0
Elaine del Rossi(3)                 N/A
N/A


(1) Based upon the average bid and asked prices on the OTC
Bulletin Board of
    the Company's Common Stock on May 25, 1999.

(2) Effective October 30, 1998, Mr. Riley resigned his position as President and Chief Executive of the Company.


(3) Effective April 21, 1999, Ms. del Rossi's employment with the Company was terminated without cause.


Resignations, Employment Agreements and Board Appointments

         Resignation of Riley as Chief Executive Officer,
President and Director

         Thomas P. Riley resigned as President and Chief Executive Officer of the Company, effective October 30, 1998, and as a Director of the Company effective November 16, 1998. In consideration of his efforts on behalf of the
Company, the Board, as of January 26, 1999, authorized the payment to Mr. Riley of a separation bonus consisting of $30,000 cash and, subject to stockholder approval of the amendments to the Stock Option Plan (see "Amendments to Stock
Option Plan - Grants Contingent upon Stockholder Approval"), options to purchase
100,000 shares of the Company's Common Stock at an exercise price equal to that date's fair market value of the Company's Common
Stock (i.e., $.08 per share), which options are immediately exercisable.

         Noone Employment Agreement and Appointment as a Director

         Effective as of January 8, 1999 the Company  entered
into an Employment
Agreement and  Confidentiality,  Invention and Non-Compete
Agreement with David
Noone,   its  current  Chief  Executive   Officer
(collectively,   the  "Noone
Agreements").  The Noone  Agreements  provide  for a  one-year term  commencing
January 8, 1999,  with annual  compensation  of $300,000 per annum.  The Company
will pay Mr.  Noone a  severance  payment  equal to  six-months salary if he is
terminated after either of the Company's two largest
shareholders,  Horizon BCBS
and  CW  Ventures,   sells  or  transfers  its  shares  of
Common  Stock  to  a
non-affiliated party. In addition, Mr. Noone is subject to a non-compete restriction during the term of employment plus two years thereafter. The Noone
Agreements further provide for granting Mr. Noone stock options to purchase a number of shares equal to 4% of the outstanding shares of Common Stock, or
3,600,000 shares. All of the options have an exercise price of $.03 per share and a term of 10 years. The Noone Agreements provide that options for 1,800,000 shares become exercisable as follows: (a) 1/3 on December 31, 1999; and (b) the remaining 2/3 of such shares in equal monthly amounts over the period January 1,
2000,  to  December  31,  2001.  Options  for  the  remaining
1,800,000  shares
("Performance Options") become exercisable over a period of three years commencing January 8, 2000 if certain performance criteria are met.

         The Board of Directors of the Company  appointed David
Noone a Director
as of January 8, 1999, filling a vacancy on the Board.

         On February 24, 1999, the Board of Directors of the Company approved an amendment to the Performance Options granted to David Noone on January 8, 1999.
Prior to amendment, options to purchase 1,800,000 shares became exercisable over a period of three years commencing January 8, 2000 only if certain performance criteria are met. Under the terms of this amendment, Mr. Noone's Performance
Options become exercisable in three equal annual installments on the fourth, fifth and sixth anniversary of the date of grant, regardless of whether the performance criteria are met.

         Freeman Employment Agreement

         The Company entered into an Amended and Restated
Employment  Agreement,
dated as of  September  29,  1998,  with  Richard  Freeman,
M.D.,  the  current
President  and Chief  Operating  Officer of the Company  and CAHS
(the  "Freeman
Employment  Agreement").  The term of the Freeman Employment
Agreement commenced
on October 30, 1998 and  continues  for a two-year  period,  with an  additional
one-year  renewal.  Under the  Freeman  Employment  Agreement,
Dr.  Freeman  is
entitled to an annual salary of $275,000, plus other benefits set forth therein.
The  Freeman  Employment  Agreement  provides  for a cash bonus in the amount of
$95,000  in the  event of a "Change  in  Control  of the
Company"  (as  defined
therein).   The  Freeman  Employment   Agreement  also  contains
a  non-compete
restriction during the term of Dr. Freeman's employment plus two years thereafter.

         Deutsch Employment Agreement

         Effective as of April 28, 1998, the Company and CAHS entered into an
Employment Agreement with Stephan D. Deutsch, M.D. (the "Deutsch
Employment
Agreement"), the current Senior Vice President of CAHS and National Medical Director of CAHS. The term of the Deutsch
Employment Agreement commenced on April 28, 1998 and continues for a two-year period, with a successive one-year renewal term. Dr. Deutsch is entitled to an annual salary of $250,000, an annual supplemental salary of $50,000 for his services as National Medical Director of CAHS, plus other benefits set forth therein. Under the Deutsch Employment Agreement, Dr. Deutsch is entitled to participate in any CAHS' Executive Annual Bonus Incentive Plan as may be established by the Board. The Deutsch Employment Agreement also contains solicitation and non-compete restrictions during the term of Dr. Deutsch's employment plus one year thereafter.

         del Rossi Employment Agreement

         Effective as of March 25, 1998 the Company entered into an Employment
Agreement (the "del Rossi Employment Agreement") and Confidentiality, Invention and Non-Compete Agreement (the "Confidentiality Agreement") with Elaine del
Rossi, the current Senior Vice President for Marketing and Sales of the Company.
The term of the del Rossi Employment Agreement commenced on March 25, 1998 and continues for successive one-year periods unless terminated pursuant to its terms. The del Rossi Employment Agreement renewed pursuant to its terms for a one-year term as of March 25, 1999. Ms. del Rossi is entitled to an annual salary of $160,000, plus other benefits set forth therein. The del Rossi
Employment Agreement provides for a cash bonus of $50,000 upon Ms. del Rossi's commencement of employment with the Company. In addition, Ms. del Rossi is entitled to sales commissions as additional compensation. The del Rossi
Confidentiality Agreement contains a non-compete restriction during the term of
Ms. del Rossi's employment plus one year thereafter, unless Ms. del Rossi is terminated without cause by the Company. The Company has terminated Ms. del
Rossi's employment without cause effective April 21, 1999.


                        AMENDMENTS TO STOCK OPTION PLAN

         The following is a discussion of the Company's 1996 Stock Option Plan and amendments to such plan as adopted by the Board of Directors in January
1999. This discussion is a summary only and is qualified by reference to the complete text of the plan as amended and restated which accompanies this
Information Statement as Exhibit A.

Terms of the Plan

         The 1996 Stock Option Plan ("Stock Option Plan"), which was adopted by the Company June 6, 1996, and amended July 24, 1996, is administered by a
Committee of the Board of Directors consisting of at least two members who are
"outside directors" as defined in Section 162(m) of the Internal Revenue Code who are also "disinterested persons" as defined in regulations under the
Securities and Exchange Act of 1934. Pursuant to the terms of the Stock Option
Plan, the Committee will select persons to be granted options and will determine: (i) whether to grant a non-qualified stock option and/or an incentive stock option; (ii) the number of shares of the Company's Common Stock that may be purchased upon the exercise of such option; (iii) the time or times when the option becomes exercisable, except that no stock received pursuant to an option shall be sold by the recipient prior to six months from the date of grant; (iv) the exercise price, which cannot be less than 100% of the fair market value of the Common Stock on the date of grant (110% of such fair market value for incentive options granted to a person who owns or who is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company); and (v) the duration of the option, which cannot exceed ten (10) years. Incentive stock options may only be granted to employees (including officers) of the Company and/or any of its subsidiaries.
Non-qualified stock options may be granted to any employees (including employees who have been granted incentive stock options) and other persons who the
Committee may select. Options, which must be granted substantially in the form prescribed by the Stock Option Plan, are not valid unless signed by the grantee.
Under the Stock Option Plan, an aggregate of 10% of the Company's authorized number of shares of Common Stock (equal to 9,000,000 shares of Common Stock) is reserved for issuance.

         All options granted under the Stock Option Plan are exercisable during the option grantee's lifetime only by the option holder (or his or her legal representative) and generally only while such option grantee is in the Company's employ. In the event an option grantee's employment is terminated other than by death or disability, such person shall have three months from the date of termination to exercise such option to the extent the option was exercisable at such date, but in no event subsequent to the option's expiration date. In the event of termination of employment due to death or disability of the option grantee, such person (or such person's legal representative) shall have 12 months from such date to exercise such option to the extent the option was exercisable at the date of termination, but in no event subsequent to the option's expiration date.

         The Stock Option Plan contains anti-dilution provisions which provide that, in the event of any change in the Company's outstanding capital stock by reason of stock dividend, recapitalization, stock split, combination, exchange of shares or merger or consolidation, the Committee or the Board shall proportionately adjust the number of shares covered by each option granted and the exercise price per share. The Committee's or Board's determinations in these matters shall be conclusive.

         The Board of Directors has the authority to terminate the Stock Option
Plan as well as to make changes in and additions to such plans. The plan will terminate on June 6, 2006, unless previously terminated by the Board. However, unless approved by the stockholders of the Company, the Board may not change the aggregate number of shares subject to the Stock Option Plan, terminate, modify or amend such plan so as to adversely affect the rights of option holders previously granted under such plan, change the requirements of eligibility to such plan or materially increase the benefits accruing to participants under such plan.

January 8, 1999 Amendment

         In connection with the hiring of David Noone, the Company's Chief
Executive  Officer,  and in accordance with the terms of Mr.
Noone's  Employment
Agreement with the Company, the Company agreed to amend its Stock Option Plan so that the stock options provided Mr. Noone pursuant to the Employment Agreement could be issued from the Stock Option Plan. Accordingly, as of January 8, 1999, and subject to approval by the Company's stockholders, the Board amended and restated the Company's 1996 Stock Option Plan (now known as the "Stock Option
Plan") to provide the Committee thereof with increased flexibility in the terms and conditions of stock options it may award (the "January 8 Amendment").

         The January 8 Amendment authorizes the Committee, subject to an option's expiration date, to permit an option's exercise beyond three months after termination of employment, and beyond 12 months after termination on account of death or disability; it changes the form agreements used for option grants and authorizes the Committee to prescribe a different form of agreement for any grantee; it authorizes the Committee to issue non-qualified stock options with an exercise price less than 100% of fair market value of the Common Stock; it eliminates the requirement that the grantee of an option sign it in order for it to be effective; and in the case of incentive stock options, it removes a
$100,000 limitation on the amount of stock that may be purchased in any calendar year (as determined by fair market value on date of grant).

         In addition, the January 8 Amendment changes the Stock Option Plan provisions regarding the exercise of an option to permit payment of the exercise price via any lawful method authorized by the Committee; it removes the requirement that Common Stock received upon exercise of an option be held for six months after grant; and it adds authority for the Board to require as a condition to exercise that provision be made for any payroll tax liability.

         Finally, the January 8 Amendment removes certain restrictions on the authority of the Board to amend the Stock Option Plan without stockholder approval; and it changes the name of the Stock Option Plan from 1996 Stock
Option Plan to Stock Option Plan.

January 26, 1999 Amendment

         In connection with option grants made to other employees (see below,
"Grants Contingent upon Stockholder Approval") and subject to approval by the
Company's stockholders, the Board amended the Stock Option Plan to increase from
10% to 18% the portion of the Company's authorized Common Stock reserved for issuance thereunder (the "January 26 Amendment"). Together with the Amendment to its Certificate of Incorporation increasing the Common Stock authorized for issuance from 90,000,000 shares to 103,6000,000 shares, the January 26 Amendment authorizes the Stock Option Plan to issue stock options for 18,648,000 shares of
Common Stock.

Grants Contingent upon Stockholder Approval

         Subject to approval of the January 8 Amendment and the January 26
Amendment by the Company's stockholders, on January 26, 1999, the Board granted stock options under the Stock Option Plan (a) to certain employees of the
Company for the aggregate amount of 10,156,000 shares of Common Stock, and (b) to Thomas P. Riley, a former Chief Executive Officer of the Company for 100,000 shares of Common Stock. All options have an exercise price of $.08 per share and a term of 10 years, subject to earlier termination upon certain events. The market price of the Common Stock on January 26, 1999, the date the options were granted, was $.08. The options granted to employees are incentive stock options which become exercisable over three years--one-third of the shares covered by the options become exercisable after one year, and two-thirds of such shares become exercisable in equal monthly amounts during the succeeding two years. The options granted to Thomas Riley are non-qualified stock options which are immediately exercisable.


                    AMENDMENT TO DIRECTORS' STOCK OPTION PLAN

         The following is a discussion of the Company's  1996
Directors'  Stock
Option Plan and amendment to such plan as adopted by the Board of Directors in
January 1999. This discussion is a summary only and is qualified by reference to the complete text of the plan as amended and restated which accompanies this
Information Statement as Exhibit B.

Terms of the Plan

         The 1996 Directors' Stock Option Plan ("Directors' Stock Option Plan"), was adopted by the Company on June 6, 1996, and amended July 24, 1996. Pursuant to the terms of the Directors' Stock Option Plan, the Board of Directors shall grant non-employee Directors (other than certain named persons) upon their appointment as Directors options to purchase (i) 166,667 shares of Common Stock
(as adjusted for a one-for-six reverse stock split); (ii) at an exercise price equal to the fair market value of the Common Stock on the date of grant; (iii) exercisable ratably over 36 months; and (iv) having a duration of five years from the date of grant. Option grants, which must be evidenced by written agreements substantially in the form prescribed by the Directors' Stock Option
Plan, are not valid unless signed by the grantee. Under the Directors' Stock
Option Plan, an aggregate of 2% of the Company's authorized number of shares of
Common Stock (equal to 1,800,000 shares of Common Stock) is reserved for issuance.

         All options granted under the Directors' Stock Option Plan are exercisable during the option grantee's lifetime only by the option grantee (or his or her legal representative). In the event of termination of an option grantee's directorship, such person shall have three months from such date to exercise such option to the extent the option was exercisable as at the date of termination, but in no event subsequent to the option's expiration date. In the event of termination of an option grantee's directorship due to death, such person's legal representative shall have 12 months from such date to exercise such option to the extent the option was exercisable at the date of death, but in no event subsequent to the option's expiration date.

         The Directors' Stock Option Plan contains anti-dilution provisions which provide that in the event of any change in the Company's outstanding capital stock by reason of stock dividend, recapitalization, stock split, combination, exchange of shares or merger or consolidation, the Board shall equitably adjust the aggregate number and kind of shares reserved for issuance, and for outstanding options, the number of shares covered by each option and the exercise price per share.

         The Board of Directors has the authority to terminate the Directors'
Stock Option Plan with respect to any shares of Common Stock not at the time subject to an option as well as to make changes in and additions to such plan.
The plan will terminate on June 6, 2006, if not previously terminated by the
Board. However, the Board may not, unless approved by the stockholders of the
Company, change the aggregate number of shares subject to the Directors' Stock
Option Plan, terminate, modify or amend such plan so as to adversely affect the rights of option holders previously granted under such plan, change the requirements of eligibility to such plan or materially increase the benefits accruing to participants under such plan.

         At the time that David McDonnell joined the Board in January 1997, the
Board  informally  determined that the Directors' Stock Option
Plan, as written,
should not become effective and accordingly, no stock options were issued to Mr.
McDonnell at that time.

January 26, 1999 Amendment

         In  connection  with its  January 26,  1999 grant to Mr.
McDonnell  of
options to purchase  300,000  shares of the Company's  Common
Stock,  the Board
amended the Directors' Stock Option Plan to provide the Board with increased flexibility in the terms and conditions of stock options it may award (the "Amendment").

         The Amendment authorizes the Board to determine the
number of shares to
be covered  under an  option,  the term of each  option and the vesting of each
option;  it authorizes  the Board,  subject to an option's
expiration  date, to
permit  an  option's   exercise   beyond  three  months  after
termination  of
directorship and beyond 12 months after death; it changes the form agreement used for option grants and authorizes the Board to prescribe a different form of agreement for any option grantee; and it eliminates the requirement that an option grantee sign the option agreement in order for it to be effective. In addition, the Amendment changes the Plan to permit payment of the exercise price via any lawful method authorized by the Board.

         Finally, the Amendment removes certain restrictions on the authority of the Board to amend the Directors' Stock Option Plan without stockholder approval.

Grant Contingent upon Stockholder Approval

         Subject to approval of the amendment by the Company's
Stockholders,  as
of January  26,  1999,  the Board  granted Mr.  McDonnell  an option to purchase
300,000 shares of the Company's  Common Stock.  The option may be exercised at $
 .08 per share,  and becomes  exercisable as follows:  (a) 100,000 of such shares
shall be  immediately  exercisable;  (b)  66,666  of such  shares shall  become
exercisable on January 26, 2000; and (c) the remaining 133,334 of such shares shall become exercisable in 24 equal monthly amounts commencing on February 26,
2000, and on the 26th day of the following 23 months. The market price of the
Common Stock on January 26, 1999, the date the option was granted, was $.08 per share.


                       FEDERAL INCOME TAX ASPECTS OF PLANS

         Upon the grant of an incentive stock option under the Stock Option
Plan, and upon the exercise of such option, the grantee does not recognize taxable income and the Company will not be entitled to any deduction. If the shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the shares to the grantee, nor within the two-year period from the date of the grant of the option, any gain or loss realized by the grantee upon the disposition of such shares will be taxed as long-term capital gain or loss. In such event, the Company will not be entitled to a deduction. If the shares are disposed of within the one year or two-year periods referred to above, the excess of the fair market value of the shares on the date of exercise (or, if less, the fair market value on the date of disposition) over the exercise price will be taxable as ordinary income to the grantee at the time of disposition, and the Company will be entitled to a corresponding deduction.

         Upon the grant of a non-qualified stock option under the Stock Option
Plan or the Directors' Stock Option Plan, no income will be realized by the grantee and the Company will not be entitled to any deduction. Upon the exercise of such option, the difference between the exercise price and the fair market value of the shares on the date of exercise will be ordinary income to the grantee and will be allowed as a deduction for federal income tax purposes to the Company. When a grantee disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short term capital gain, depending upon the holding period of the shares, which commences upon exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short term capital loss, depending upon the holding period of the shares.

         To the extent that a grantee pays all or part of the exercise price by tendering shares owned by the grantee, the normal rules described above apply except that a number of shares received upon such exercise equal to the number of shares surrendered as payment of the option price will have the same tax basis and tax holding period as the shares surrendered.


             AMENDMENT TO THE COMPANY'S CERTIFICATE OF
INCORPORATION

         The Board of Directors, in connection with its Amendment to the Stock
Option Plan, and subject to approval by the stockholders of the Company, approved amending Paragraph (A) of Article FOURTH of the Company's Restated
Certificate of Incorporation as follows:

                  FOURTH: (A) Authorized Capital Stock. The total number of
                  shares of all classes of stock which the Corporation shall have  authority  to issue One  Hundred
Thirteen  Million  Six
                  Hundred  Thousand  shares,  consisting  of One
Hundred  Three
                  Million Six Hundred Thousand shares of Common
Stock, $.001 par
                  value per share (the "Common Stock") and Ten
Million shares of
                  Preferred  Stock,  $.10 par value per  share
(the  "Preferred
                  Stock").

         The amendment is necessary to give effect to the Amendment to the Stock
Option Plan authorizing an increase in the number of shares authorized for issuance under that plan from 10% to 18%. With the proposed amendment to the
Restated Certificate of Incorporation, the number of shares authorized for issuance under the Stock Option Plan would increase from 9,000,000 to 18,648,000 shares, and the number of shares authorized for issuance under the Directors'
Stock Option Plan would increase from 1,800,000 to 2,072,000 shares.


              SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
CONSIDERED
                         AT THE JULY 2000 ANNUAL MEETING

         Any shareholder desiring to present a proposal to be included in the proxy statement and voted on by the shareholders at the Annual Meeting of
Shareholders to be held in July 2000 must submit in writing proposals, including all supporting materials, to the Company at its principal executive offices no later than February 8, 2000.

                                  OTHER MATTERS

         The annual report of the Company on Form 10-KSB for the fiscal year ending October 31, 1998 accompanies this Information Statement.
The Company's
auditors are Richard A. Eisner & Company, LLP. Representatives of the auditors are not expected to be present at the meeting.


                                             By Order of the
Board of Directors,


                                             Barry Weinberg
                                             Secretary


Dated: June 7, 1999

   EXHIBIT A

                              RESTATED AND AMENDED

                                STOCK OPTION PLAN

                                       OF

                               CAREADVANTAGE, INC.


         1.       Purpose of Plan

         The purpose of this Stock Option Plan ("Plan") is to further the growth and development of CareAdvantage, Inc. ("Company") and any subsidiaries thereof by encouraging selected employees and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

         2.       Adjustment

         An aggregate of 18% of the Company's authorized common stock, $ .001 par value ("Common Stock") subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options").
Such shares, in whole or in part, may be authorized but unissued shares or issued shares which have been reacquired by the Company, as the Committee (as such term is hereinafter defined) shall from time to time determine. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

         3.       Administration

                  (a) For purposes of the Plan, the "Committee" shall be defined as two or more Directors of the Company's Board of Directors (the "Board") who shall be "disinterested persons" as defined by Regulation 240.16b-3 under the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as defined in regulations under Section 162(m) of the Internal
Revenue Code of 1986, as amended (the "Code"). Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof as the Board shall confer and delegate. The Board shall have power at any time to fill vacancies in, to change the membership of, or to discharge such
Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.


                  (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have authority, along with the Board, to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive
Options") qualifying under Section 422 of the Code or stock options which do not so qualify ("NonQualified Options"). Both Incentive Options and NonQualified
Options may be granted to the same person at the same time provided each type of
Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of option agreements, which may differ among recipients, and which, unless the Committee otherwise determines, shall be substantially in the forms attached hereto as Exhibit A for
Incentive Options and Exhibit B for Non-Qualified Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review. The
Committee may delegate, in its sole discretion, to any officer or manager of the
Company the authority to perform administrative functions under the Plan.

         4.       Eligibility for Receipt of Options

                  (a) Incentive  Options.  Incentive Options may
be granted only
to employees (including officers) of the Company and/or any of its subsidiaries.
Further, Incentive Options may not be granted to any person who, at the time the
Incentive Option is granted, owns (or is considered as owning within the meaning
of Section 424 of the Code) stock possessing more than 10% of the total combined
voting  power of all  classes  of stock of the  Company or any subsidiary  (10%
Owner), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

                  (b) NonQualified Options. NonQualified Options may be granted to any employees (including employees who have been granted
Incentive Options)
and other persons whom the Board (or Committee) determines will contribute to the Company's success.

         5.       Option Price

         The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall the purchase price be less than
100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options (110% of fair market value in the case of Incentive
Options granted to a 10% Owner).

         In determining fair market value, the Committee shall consider the closing price of the Common Stock on the date the Option is granted (if such
Common Stock is listed on a national
securities exchange), the representative closing bid and ask price in the overthecounter market as reported by NASDAQ or as quoted by the National
Quotation Bureau or a recognized dealer in the Common Stock on the date of grant
(if a public market exists for such Common Stock and such Common Stock is not listed on such an exchange) and such other factors as the Committee shall deem appropriate.

         For purposes of the Plan, the date of grant of an Option shall be the date on which the Board or the Committee shall by resolution duly authorize such
Option.

         6.       Term of Options

         The term of each Incentive Option and NonQualified
Option shall be such
number of years as the Committee shall determine, subject to earlier termination as herein provided, but in no event more than ten (10) years from the date such
Incentive Option or NonQualified Option is granted.

         7.       Exercise of Options


                  (a) An Option or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the
Committee shall prescribe, which notice shall state the election to exercise the
Option and the number of whole shares of Common Stock with respect to which the
Option is being exercised. Such notice must be accompanied by payment for the shares purchased, which payment shall be made: (a) by certified or official bank check for the full option exercise price payable to the Company (or the equivalent thereof acceptable to the Company); or (b) by delivery of shares of
Common Stock having a fair market value (determined as of the date of exercise) equal to all or part of the purchase price and, if applicable, a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision for payment, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

                  (b) The Company shall have the right to require as a condition of exercise of the Option by the Grantee that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. In the alternative, the Committee may, under such rules as it may adopt, allow the
Grantee to elect to have the Company hold back Shares having a fair market value sufficient in the opinion of the Company to enable the Company to satisfy such withholding requirements.

                  (c) An Option may not be exercised  for
fractional  shares of
the Company's Common Stock.

                  (d) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

                  (e) Notwithstanding any other provision of the Plan, if the
Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares or the taking of any other action in connection with the Plan, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. For purposes of this subsection, the term "Consent" means (a) any and all listings, registrations, or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the holder of an Option with respect to the disposition of the shares, or with respect to any other matter, which the
Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and
(c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under the Plan or this Agreement.

         8.       Nontransferability of Options

         No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder.

         9.       Termination of Employment or Engagement

         In the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a nonemployee holder of a NonQualified
Option shall be terminated by the Company or a subsidiary for any reason, unless the Committee otherwise provides, such holder may, within three
(3) months from
the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.
Absence or leave approved by the Company shall not be considered an interruption of employment for any purpose under the Plan.

         Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any holder of an Option any right to continue in the employ of the
Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any holder of an Option or interfere in any way with the right of the Company or any such subsidiary to terminate the holder's of such Option employment or engagement at any time.

         10.      Disability of Holder of Option

         If the employment of the holder of an Option shall be terminated by reason of such holder's disability as determined in accordance with Section
22(e)(3) of the Code, unless the Committee otherwise provides, such holder may, within twelve (12) months from the date of such termination, exercise such option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

         11.      Death of Holder of Option

         Unless the Committee  otherwise  provides,  if the
holder of any Option
shall die while in the employ of, or while performing  services for, the Company
or one or more of its subsidiaries (or within three (3) months following termination of employment for any reason), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve (12) months from the date of death, but in no event subsequent to the expiration date of the Option.

         12.      Adjustments Upon Changes in Capitalization

         If at any time after the date of grant of an Option, the Company shall, by stock dividend, splitup, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the
Committee or the Board whose determination thereon shall be conclusive. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all of the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of Options theretofore granted, or the substitution for such Options with options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the
Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee or the Board shall have the discretion to provide at the time of granting any Option hereunder that in the event the Plan and Options then outstanding shall terminate upon the effective date of any of the transactions described in the foregoing sentence, the vesting of the then unexercisable portion of such holder's Option shall be accelerated, in whole or in part as determined by the Committee or the Board, so that such holder prior to the consummation of the transaction shall be entitled to exercise such Option
(to the extent thereby exercisable) prior to consummation of such transaction.
In the event that a fraction of a share results from an adjustment pursuant to this paragraph 12, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

         13.      Termination and Amendment

         The Plan shall terminate on June 6, 2006 and no Option shall be granted under the Plan after such date. The Board may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that, unless otherwise approved by the stockholders of the Company no change shall be made in the aggregate number of shares subject to the Plan, no material modification shall be made to the requirements of eligibility for participation in the Plan, and no material increase shall be made in the benefits accruing to participants under the Plan.

                                    EXHIBIT A

                                  CAREADVANTAGE
                                STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT



         STOCK OPTION AGREEMENT dated as of _____, _____ ("Option
Date") between
CareAdvantage,    Inc.   a   Delaware    corporation   (the
"Company"),    and
___________________ (the "Grantee").

         The Company's Stock Option Plan Committee (the Committee") has determined that the objectives of the Company's Stock Option Plan will be furthered by granting to the Grantee an option pursuant to the Plan. Pursuant to
Section 3(a) of the Plan, the term "Committee" as used herein shall be deemed to mean the Board of Directors of the Company in any instance in which the Board of
Directors administers the Plan.

         In consideration of the foregoing, the Company agrees as follows:


                           SECTION 1. GRANT OF OPTION

         1.1 Subject to the terms and conditions hereinafter set forth, the
Committee hereby grants to the Grantee the right and option (the
"Option") under
the Plan to purchase _______ shares (the "Shares") of Common Stock of the
Company, at a per Share purchase price of ______.

         1.2 The Option is intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").

                            SECTION 2. EXERCISABILITY


         2.1 The Option shall become cumulatively exercisable as follows: (a) options to purchase 1/3 of the amount of such Shares shall become exercisable on
<specify one year  anniversary of Option Date>;  and (b) options to purchase the
remaining 2/3 of the amount of such Shares shall become exercisable in 24 equal monthly amounts commencing on <specify 13 month anniversary of Option Date>, and on the <specify day of month of Option Date>th day of the following 23 months.
Each scheduled increase in the exercisable portion of the Option shall occur only if the Grantee is then in the employ of the Company within the meaning of
Section 3.2.

         2.2 Any number of Shares which the Grantee is entitled to purchase during any period, as set forth in Section 2.1, but which are not then purchased by the Grantee, may be purchased at any time thereafter prior to the termination of the Option pursuant to Section 3.

                             SECTION 3. TERMINATION

         3.1 The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) 11:59 p.m. on the day preceding the tenth anniversary
                      of the Option Date;

                  (b) The expiration of three months (twelve months in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the
Code) from the date of termination of the Grantee's employment by the Company or any of its subsidiaries (other than a termination described in clause (c) or (d) below); provided, that if the Grantee shall die during threemonths from the date of termination of the Grantee's employment (regardless of disability), the provisions of clause (c) below shall apply;

                  (c) The expiration of twelve months from the date of the
Grantee's death, if such death occurs either during his employment by the
Company or any of its subsidiaries or during the three-month period following the date of termination of such employment (other than a termination described in clause (d) below);

                  (d) The termination of the Grantee's employment by the Company or any of its subsidiaries if such termination is by reason of dismissal for cause. The Committee shall have the right to determine whether the Grantee has been dismissed for cause and the date of such dismissal, such determination of the Committee to be final and conclusive.

         3.2 References herein to an individual's "employment"
shall include any
and all periods  during  which such  individual  is a common law employee of the
Company  or a  subsidiary.  The  Grantee  shall  be  deemed  to have  terminated
employment when the Grantee completely ceases to be employed
(within the meaning
of  the  preceding   sentence)  by  the  Company  and  all  of
its   subsidiary
corporations.  The  Committee  may in its  discretion  determine
(a) whether any
leave of absence constitutes a termination of employment within the meaning of this Agreement, and (b) the impact, if any, of any such leave of absence on the
Option granted under this Agreement.

                          SECTION 4. METHOD OF EXERCISE

         4.1 The Option or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the
Committee shall prescribe, which notice shall state the election to exercise the
Option and the number of whole Shares of Common Stock with respect to which the
Option is being exercised. Such notice must be accompanied by payment for the
Shares purchased, which payment shall be made: (a) by certified or official bank check for the full option exercise price payable to the Company (or the equivalent thereof acceptable to the Company); or (b) by delivery of shares of
Common Stock having a fair market value (determined as of the date of exercise) equal to all or part of the purchase price and, if applicable, a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision for payment, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

         4.2 The date of exercise of the Option shall be the date on which written notice of the exercise is hand delivered to the Company, as the
Committee shall prescribe, or if mailed, the date on which it is postmarked.

         4.3 The Company shall have the right to require as a condition of exercise of the Option by the Grantee that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. In the alternative, the Committee may, under such rules as it may adopt, allow the
Grantee to elect to have the Company hold back Shares having a fair market value sufficient in the opinion of the Company to enable the Company to satisfy such withholding requirements.

         4.4 Subject to Section 5, the Company shall cause to be issued to the
Grantee (or to such other person as the Grantee may designate or to such other person as may then have the right to exercise the Option) a certificate or certificates representing the Shares purchased by exercise of the Option. Such certificates(s) shall be dated as of the exercise date, and shall be delivered as soon as practicable after the Company receives the full option exercise price.

                             SECTION 5. RESTRICTIONS

         5.1 Notwithstanding any other provision of this Agreement, if the
Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance or transfer of Shares or the taking of any other action in connection with this
Agreement or the Plan, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

         5.2 For purposed of Section 5.1, the term "Consent" means (a) any and all listings, registrations, or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the
Grantee with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under the Plan or this Agreement.

                           SECTION 6. NONASSIGNABILITY

         6.1 No right granted to the Grantee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or by the laws of descent and distribution. During the life of the Grantee, all rights granted to the Grantee under the Plan or under this Agreement shall be exercisable only by the Grantee or his legal representative.

         6.2 In the event of the Grantee's death during his employment by the
Company or any of its subsidiaries, or during the three-month period following the termination of such employment except a termination described in Section 3.1
(d), the Option shall thereafter be exercisable for a period of twelve months from the date of Grantee's death by his executor or administrator or by the person or persons to whom his rights under the Option shall have passed by will, but only to the extent that the

Option was  exercisable by the Grantee at his death (subject to acceleration by
the  Committee   pursuant  to  Section  13.2).  If  the
Grantee's  executor  or
administrator or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise the Option pursuant to the preceding sentence, such person shall be bound by all the terms and conditions of the Plan and this Agreement which would have applied to the Grantee's exercise of the
Option (if he had lived) including, without limitation, the provisions of
Section 5.

              SECTION 7. ADJUSTMENTS UPON CHANGES IN
CAPITALIZATION

         In the  event  of any  increase  or  decrease,  after
the date of this
Agreement,  in the number of issued  shares of Common Stock
resulting  from the
subdivision   or  combination  of  shares  of  Common  Stock  or
other  capital
adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company, the
Committee shall proportionately adjust the number of Shares subject to the
Option, the purchase price set forth in Section 1.1, and any and all other matters deemed appropriate by the Committee, provided, however, that any option to purchase fractional shares resulting from an such adjustment shall be eliminated.

                     SECTION 8. RIGHT OF DISCHARGE RESERVED

         Nothing in the Plan or in this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or any of its subsidiaries or affect any right which the Company or any of its subsidiaries may have to terminate such employment.

                      SECTION 9. NO RIGHTS AS A STOCKHOLDER

         Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Option until the Option shall have been exercised. Except for adjustments made pursuant to Section 7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of such exercise.

                         SECTION 10. NATURE OF PAYMENTS

         10.1 The grant of the Option and any and all issuances of Shares thereunder shall be in consideration of services performed by the Grantee for the Company or for its subsidiaries.

         10.2 The  grant  of the  Option  and any and all
issuances  of  Shares
thereunder shall  constitute a special  incentive  payment to the
Grantee.  Such
issuances shall not, unless otherwise determined by the
Committee, be taken into
account in computing the amount of salary or compensation of the
Grantee for the
purpose of determining  any pension,  retirement,  death or other benefits under
(i)  any  pension,   retirement,   profit-sharing,   bonus,  or
life  insurance
arrangement or (ii) any agreement between the Company or any subsidiary, on the one hand, and the Grantee, on the other hand.

                      SECTION 11. COMMITTEE DETERMINATIONS

         The Committee's determinations under the Plan and this Agreement need not be uniform and may be made by it selectively among persons who receive awards under the Plan (whether or not such persons are similarly situated). All decisions, interpretations and determinations by the Committee with regard to any question or matter arising hereunder or under the Plan shall be conclusive and binding upon the Company and the Grantee.

                      SECTION 12. DEFINTION OF COMMON STOCK

         The term "Common Stock" as used in this Agreement means the shares of
Common Stock of the Company as constituted on the date of this Agreement and any other shares into which such Common Stock shall thereafter be changed by reason of recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.


                SECTION 13. PLAN PROVISIONS TO PREVAIL; AMENDMENT

         13.1 This Agreement shall be subject to all of the terms and provisions of the Plan. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

         13.2 With the consent of the Grantee (or such other person as may have the right to exercise the Option upon the Grantee's death), and subject to the terms and provisions of the Plan, the Committee may amend this Agreement, including, without limitation, amendments that accelerate the schedule of exercisability set forth in Section 2.2 or extend the termination date set forth in Section 3.1; provided, that no such amendment may permit the option to be exercised after the expiration of the 10-year period beginning on the Option
Date.

                          SECTION 14. SECTION HEADINGS

         14.1 The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the
Sections.

         14.2 Any notice to be given to the Company or the Committee hereunder shall be in writing and shall be addressed to the Company or the Committee at
485-C Route One South, Iselin, New Jersey 08830, or at such other address as the
Company may hereafter designate to the Grantee by notice as provided herein.

         14.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and successors and assigns of the Company and, to the extent set forth in Section 6, the heirs and personal representatives of the Grantee.

         14.4 This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of New Jersey as they apply to contracts made, delivered and performed in the State of New Jersey.

         14.5 Nothing contained in this Agreement shall be deemed in any way to limit or restrict the Company or any subsidiary from making any award or payment to the Grantee under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first above written.

CAREADVANTAGE, INC.


By:  _________________________________

                                    EXHIBIT B

                                  CAREADVANTAGE
                                STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT dated as of _____, _____ ("Option
Date") between
CareAdvantage,    Inc.   a   Delaware    corporation   (the
"Company"),    and
___________________ (the "Grantee").

         The Company's Stock Option Plan Committee (the "Committee") has determined that the objectives of the Company's Stock Option Plan will be furthered by granting to the Grantee an option pursuant to the Plan. Pursuant to
Section 3(a) of the Plan, the term "Committee" as used herein shall be deemed to mean the Board of Directors of the Company in any instance in which the Board of
Directors administers the Plan.

         In consideration of the foregoing, the Company agrees as follows:


                           SECTION 1. GRANT OF OPTION

         1.1 Subject to the terms and conditions hereinafter set forth, the
Committee hereby grants to the Grantee the right and option (the
"Option") under
the Plan to purchase _______ shares (the "Shares") of Common Stock of the
Company, at a per Share purchase price of ______.

         1.2 The Option is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").

                            SECTION 2. EXERCISABILITY

         2.1 The Option shall become cumulatively exercisable as follows: (a) options to purchase 1/3 of the amount of such Shares shall become exercisable on
(specify one year anniversary of Option Date); and (b) options to purchase the remaining 2/3 of the amount of such Shares shall become exercisable in 24 equal monthly amounts commencing on (specify 13 month anniversary of Option Date), and on the(specify day of month of Option Date)the day of the following 23 months.
Each scheduled increase in the exercisable portion of the Option shall occur only if the Grantee is then in the employ of the Company within the meaning of
Section 3.2.

         2.2 Any number of Shares which the Grantee is entitled to purchase during any period, as set forth in Section 2.1, but which are not then purchased by the Grantee, may be purchased at any time thereafter prior to the termination of the Option pursuant to Section 3.

                             SECTION 3. TERMINATION

         3.1 The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) 11:59 p.m. on the day preceding the tenth anniversary of the Option Date;

                  (b) The expiration of three months (twelve months in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the
Code) from the date of termination of the Grantee's employment by the Company or any of its subsidiaries (other than a termination described in clause (c) or (d) below); provided, that if the Grantee shall die during three months from the date of termination of the Grantee's employment (regardless of disability), the provisions of clause (c) below shall apply;

                  (c) The expiration of twelve months from the date of the
Grantee's death, if such death occurs either during his employment by the
Company or any of its subsidiaries or during the three-month period following the date of termination of such employment (other than a termination described in clause (d) below);

                  (d) The termination of the Grantee's employment by the Company or any of its subsidiaries if such termination is by reason of dismissal for cause. The Committee shall have the right to determine whether the Grantee has been dismissed for cause and the date of such dismissal, such determination of the Committee to be final and conclusive.

         3.2 References herein to an individual's "employment" shall include any and all periods during which such individual is a common law employee or an officer or a director of, or a consultant to, the Company or a subsidiary. The
Grantee shall be deemed to have terminated employment when the Grantee completely ceases to be employed (within the meaning of the preceding sentence) by the Company and all of its subsidiary corporations. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment within the meaning of this Agreement, and (b) the impact, if any, of any such leave of absence on the Option granted under this Agreement.

                          SECTION 4. METHOD OF EXERCISE

         4.1 The Option or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the
Committee shall prescribe, which notice shall state the election to exercise the
Option and the number of whole Shares of Common Stock with respect to which the
Option is being exercised. Such notice must be accompanied by payment for the
Shares purchased, which payment shall be made: (a) by certified or official bank check for the full option exercise price payable to the Company (or the equivalent thereof acceptable to the Company); or (b) by delivery of shares of
Common Stock having a fair market value (determined as of the date of exercise) equal to all or part of the purchase price and, if applicable, a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision for payment, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

         4.2 The date of exercise of the Option shall be the date on which written notice of the exercise is hand delivered to the Company, as the
Committee shall prescribe, or if mailed, the date on which it is postmarked.

         4.3 The Company shall have the right to require as a condition of exercise of the Option by the Grantee that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. In the alternative, the Committee may, under such rules as it may adopt, allow the
Grantee to elect to have the Company hold back Shares having a fair market value sufficient in the opinion of the Company to enable the Company to satisfy such withholding requirements.

         4.4 Subject to Section 5, the Company shall cause to be issued to the
Grantee (or to such other person as the Grantee may designate or to such other person as may then have the right to exercise the Option) a certificate or certificates representing the Shares purchased by exercise of the Option. Such certificates(s) shall be dated as of the exercise date, and shall be delivered as soon as practicable after the Company receives the full option exercise price.

                             SECTION 5. RESTRICTIONS

         5.1 Notwithstanding any other provision of this Agreement, if the
Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance or transfer of Shares or the taking of any other action in connection with this
Agreement or the Plan, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

         5.2 For purposed of Section 5.1, the term "Consent" means (a) any and all listings, registrations, or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the
Grantee with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under the Plan or this Agreement.

                           SECTION 6. NONASSIGNABILITY


         6.1 No right granted to the Grantee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or by the laws of descent and distribution. During the life of the Grantee, all rights granted to the Grantee under the Plan or under this Agreement shall be exercisable only by the Grantee or his legal representative.

         6.2 In the event of the Grantee's death during his employment by the
Company or any of its subsidiaries, or during the three-month period following the termination of such employment except a termination described in Section 3.1
(d), the Option shall thereafter be exercisable for a period of twelve months from the date of Grantee's death by his executor or administrator or by the person or persons to whom his rights under the Option shall have passed by will, but only to the extent that the Option was exercisable by the Grantee at his death (subject to acceleration by the Committee pursuant to Section 13.2). If the Grantee's executor or administrator or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise the Option pursuant to the preceding sentence, such person shall be bound by all the terms and conditions of the Plan and this
Agreement which would have applied to the Grantee's exercise of the Option (if he had lived) including, without limitation, the provisions of
Section 5.

              SECTION 7. ADJUSTMENTS UPON CHANGES IN
CAPITALIZATION

         In the  event  of any  increase  or  decrease,  after
the date of this
Agreement,  in the number of issued  shares of Common Stock
resulting  from the
subdivision   or  combination  of  shares  of  Common  Stock  or
other  capital
adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company, the
Committee shall proportionately adjust the number of Shares subject to the
Option, the purchase price set forth in Section 1.1, and any and all other matters deemed appropriate by the Committee, provided, however, that any option to purchase fractional shares resulting from an such adjustment shall be eliminated.


                     SECTION 8. RIGHT OF DISCHARGE RESERVED

         Nothing in the Plan or in this Agreement shall confer upon the Grantee the right to continue in the employment of the Company or any of its subsidiaries or affect any right which the Company or any of its subsidiaries may have to terminate such employment.


                      SECTION 9. NO RIGHTS AS A STOCKHOLDER

         Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Option until the Option shall have been exercised. Except for adjustments made pursuant to Section 7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of such exercise.

                         SECTION 10. NATURE OF PAYMENTS


         10.1 The grant of the Option and any and all issuances of Shares thereunder shall be in consideration of services performed by the Grantee for the Company or for its subsidiaries.

         10.2 The  grant  of the  Option  and any and all
issuances  of  Shares
thereunder shall  constitute a special  incentive  payment to the
Grantee.  Such
issuances shall not, unless otherwise determined by the
Committee, be taken into
account in computing the amount of salary or compensation of the
Grantee for the
purpose of determining  any pension,  retirement,  death or other benefits under
(i)  any  pension,   retirement,   profit-sharing,   bonus,  or
life  insurance
arrangement or (ii) any agreement between the Company or any subsidiary, on the one hand, and the Grantee, on the other hand.

                      SECTION 11. COMMITTEE DETERMINATIONS

         The Committee's  determinations  under the Plan and this
Agreement need
not be uniform  and may be made by it  selectively  among
persons  who  receive
awards under the Plan (whether or not such
persons  are   similarly   situated).   All   decisions,
interpretations   and
determinations by the Committee with regard to any question or matter arising hereunder or under the Plan shall be conclusive and binding upon the Company and the Grantee.

                      SECTION 12. DEFINTION OF COMMON STOCK

         The term "Common Stock" as used in this Agreement means the shares of
Common Stock of the Company as constituted on the date of this Agreement and any other shares into which such Common Stock shall thereafter be changed by reason of recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                SECTION 13. PLAN PROVISIONS TO PREVAIL; AMENDMENT


         13.1 This Agreement shall be subject to all of the terms and provisions of the Plan. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

         13.2 With the consent of the Grantee (or such other person as may have the right to exercise the Option upon the Grantee's death), and subject to the terms and provisions of the Plan, the Committee may amend this Agreement, including, without limitation, amendments that accelerate the schedule of exercisability set forth in Section 2.2 or extend the termination date set forth in Section 3.1; provided, that no such amendment may permit the option to be exercised after the expiration of the 10-year period beginning on the Option
Date.

                          SECTION 14. SECTION HEADINGS

         14.1 The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the
Sections.

         14.2 Any notice to be given to the Company or the Committee hereunder shall be in writing and shall be addressed to the Company or the Committee at
485-C Route One South, Iselin, New Jersey 08830, or at such other address as the
Company may hereafter designate to the Grantee by notice as provided herein.

         14.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and successors and assigns of the Company and, to the extent set forth in Section 6, the heirs and personal representatives of the Grantee.

         14.4 This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of New Jersey as they apply to contracts made, delivered and performed in the State of New Jersey.

         14.5 Nothing contained in this Agreement shall be deemed in any way to limit or restrict the Company or any subsidiary from making any award or payment to the Grantee under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first above written.

CAREADVANTAGE, INC.


By:  _________________________________

    EXHIBIT B


                              RESTATED AND AMENDED
                          DIRECTORS' STOCK OPTION PLAN

                                       OF

                               CAREADVANTAGE, INC.


         1.       Purpose of Plan.

         The purpose of this Directors' Stock Option Plan (the "Plan") is to provide incentives to directors of CareAdvantage, Inc. (the "Company") who are not full-time employees of the Company ("Non-Employee Directors") to advance the interests of the Company by giving them an opportunity to participate in an increase in the market value of shares of the Company's Common Stock, $.001 par value ("Common Stock"). The options to purchase Common Stock under the Plan shall not qualify as Incentive Stock Options under Section 422 of the Internal
Revenue Code of 1986, as amended.

         2.       Administration.

                  (a) The Plan shall be administered by the Board of Directors
(the "Board") of the Company.

                  (b) The Board shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Stock Option Agreements, which unless the Board otherwise provides shall be substantially in the form attached hereto as Exhibit
A, (iii) to prescribe, amend and rescind rules and regulations relating to the
Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) The determination of the Board on all matters relating to the Plan or any Stock Option Agreement shall be final, binding and conclusive.

                  (d) No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

         3.       Eligibility

         Individuals who are Non-Employee directors of the Company (other than
CW Directors and EHC Directors as those terms are defined in the Stockholders'
Agreement  dated  February 22, 1996, by and among  Enterprise
Holding  Company,
Inc., CW Ventures II, L.P., and the Company) shall be eligible to participate in the Plan. Each Non-Employee Director to whom an option is granted hereunder is referred to as an "Optionee."

         4.       Shares Subject to the Plan.

         Subject to adjustment as provided in Section 7 hereof, the maximum aggregate number of shares of Common Stock as to which options may at any time be granted to all Optionees is 2% of the Company's authorized Common Stock, which shares may, at the discretion of the Board, be either authorized but unissued shares or shares previously issued and reacquired by the Company.
Shares subject to options under the Plan which remain unpurchased on the expiration or termination of an option shall again be available for options to be granted under the Plan.

         5.       Granting of Options.

         The Board may grant to an eligible Director an option to purchase such number of shares of Common Stock as the Board may determine, at an exercise price and upon such terms and conditions as the Board may provide. For purposes of the Plan, the date of grant of an Option shall be the date on which the Board or the Committee shall by resolution duly authorize such Option.

         6.       Terms and Conditions of Options

         Options  granted  under the Plan shall be evidenced by a
written  Stock
Option  Agreement  which  unless  the  Board  otherwise
determines,   shall  be
substantially in the form attached hereto as Exhibit A and signed by the Chief
Executive Officer of the Company. All options shall be granted subject to the following terms and conditions:

                  (a) Option Price. The purchase price of the shares of Common
Stock under each Option shall be determined by the Committee.

                  (b) Option Term. Each Option shall be granted for a term determined from time to time by the Board, but in no event shall an option be granted for a term of more than ten (10) years and each option may be made subject to earlier termination in the event of death or voluntary or involuntary termination of the Non-Employee Director as set forth herein.

                  (c) Exercise of Options.

                           (i)    Except  as  provided  in
Section 6(e) hereof,
each option shall be exercisable only by the Optionee during his lifetime.

                           (ii)   No  option  shall  be
exercisable  after  the
tenth anniversary of the date of grant.

                  (d) Notice of Exercise: Payment; Stockholders'
Rights.

                    (i) An Option or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the Board shall prescribe, which notice shal l state the election to exercise the Option and the number of whole shares of
          Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment for the shares purchased, which payment shall be made: (a) by certified or official bank check for the full option exercise price payable to the Company (or the equivalent thereof acceptable to the Company) ; or (b) by delivery of shares of
          Common Stock having a fair market value (determined as of the date of exercise) equal to all or part of the purchase price and, if applicable, a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Board and to the extent permitted by law, by such other provision for payment, consistent with the terms of the Plan, as the Board may from time to time prescribe.

                    (ii) The Company shall have the right to require as a
          condition of exercise of the Option by the Optionee that the Optionee remit to the Company an amount sufficient in the opinion of the
          Company to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. In the alternative, the Committee may, under such rules as it may adopt, allow the
          Optionee to elect to have the Company hold back Shares having a fair market value sufficient in the opinion of the Company to enable the
          Company to satisfy such withholding requirements.

                    (iii) An Option may not be exercised for fractional shares of the Company's Common Stock.

                    (iv) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

                    (v)  Notwithstanding any other provision of
the Plan, if the
          Board shall at any time  determine  that any  Consent
(as  hereinafter
          defined) is necessary or desirable as a condition of, or in connection with, the issuance ortransfer of shares or the taking of any other action in connection with thePlan, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board. For purposes of this subsection,  the term "Consent" means
(a) any and all
          listings, registrations, or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the holder of an Option with respect to the disposition of the shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under the Plan or this Agreement.


                  (e) Death or  Voluntary  or  Involuntary
Termination.  In the
event of death of the Optionee or voluntary or involuntary termination of directorship with the Company of the Optionee, such option may, subject to the provisions of the Plan and any restrictions or limitations as are determined by the Board, be exercised as to those optioned shares in respect of which such option has not previously been exercised, but only to the extent that such option could be exercised by the Optionee on the date of such death or voluntary or involuntary termination of directorship with the Company (whichever is the applicable case):

                    (i)In the event of the death of the Optionee, then by his or her executor or administrator, or by the person or persons to whom the
          Option is transferred by will or the applicable laws of descent and distribution, within twelve (12) months from the date of death, but in no event subsequent to the expiration date of the option; and

                    (ii)In the event of the Optionee's voluntary or involuntary termination of directorship with the Company, then by the Optionee within three(3) months from the date of termination, but in no event subsequent to the expiration date of the option.

                  (f)  Non-transferability.  The  rights and
interests  of each
Optionee shall not be transferable or alienable by assignment or in any manner whatsoever, otherwise than by will or the laws of descent and distribution.

         7.       Adjustment in Event of Changes in
Capitalization.

         In the event of a recapitalization, stock split, stock dividend, combination, exchange of shares, merger, consolidation, rights offering, separation, reorganization, liquidation or other change in the corporate structure of the Company, the Board shall make such equitable adjustments, designed to protect against dilution, as it may deem appropriate in the number and kind of shares subject to the Plan and, with respect to outstanding options, in the number and kind of shares covered thereby and in the exercise price.

         8.       Termination or Amendment of Plan.

         The Board may, at any time, terminate the Plan with respect to any shares of Common Stock not at the time subject to an option, and may from time to time alter or amend the Plan or any part thereof, provided, however, that no change in any option theretofore granted may be made which would materially impair the rights of the Optionee without his or her consent.

         9.       Issuance of Shares.

         The shares of Common Stock, when issued and paid for pursuant to the options granted hereunder, shall be issued as fully paid and non-assessable shares.

         10.      Adoption of Plan; Duration of Plan.

         The Plan shall terminate on June 6, 2006 and no option shall be granted under the Plan after such date. The Board may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that, unless otherwise approved by the shareholders of the Company:

                           (i)      no change shall be made in
the aggregate
number of shares subject to the Plan; and

                           (ii)     no material modification
shall be made to
the requirements of eligibility for participation in the Plan.


         11.      No Right to Continued Directorship

         Nothing  contained in this Plan or in any Stock Option
Agreement shall
confer upon any Director any right to continue as a director of the Company.

                                    EXHIBIT A
                               CAREADVANTAGE, INC.
                          DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT dated as of _____, _____ ("Option
Date") between
CareAdvantage,    Inc.   a   Delaware    corporation   (the
"Company"),    and
___________________ (the "Grantee").

         The Company's Board of Directors (the "Board") has determined that the objectives of the Company's Directors' Stock Option Plan will be furthered by granting to the Grantee an option pursuant to the Plan.

         In consideration of the foregoing, the Company agrees as follows:


                           SECTION 1. GRANT OF OPTION

         1.1  Subject to the terms and  conditions  hereinafter
set forth,  the
Board hereby grants to the Grantee the right and option (the
"Option") under the
Plan to purchase  _______  shares (the "Shares") of Common Stock of the Company,
at a per Share purchase price of
------.

         1.2 The Option is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").


                            SECTION 2. EXERCISABILITY

         2.1 The Option shall become cumulatively exercisable as follows:
<insert  schedule> Each  scheduled  increase in the  exercisable portion of the
Option shall occur only if the Grantee is then a director of the Company or any of its subsidiaries.

         2.2 Any number of Shares which the Grantee is entitled to purchase during any period, as set forth in Section 2.1, but which are not then purchased by the Grantee, may be purchased at any time thereafter prior to the termination of the Option pursuant to Section 3.


                             SECTION 3. TERMINATION

         3.1 The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a)      11:59 p.m. on the day preceding the
tenth anniversary
of the Option Date;

                  (b) The  expiration of three months (twelve
months in the case
of an  employee  who is disabled  within the meaning of Section
22(e)(3) of the
Code) from the date of termination of the Grantee's service as a director to the
Company or any of its subsidiaries (other than a termination described in clause
(c) or (d) below);  provided,  that if the Grantee shall die during three months
from  the  date  of  termination  of  the  Grantee's   service
(regardless  of
disability), the provisions of clause (c) below shall apply;

                  (c) The expiration of twelve months from the date of the
Grantee's death, if such death occurs either during his service as a director to the Company or any of its subsidiaries or during the three-month period following the date of termination of such service (other than a termination described in clause (d) below);

                  (d) The termination of the Grantee's service as a director of the Company or any of its subsidiaries if such termination is by reason of dismissal for cause.


                          SECTION 4. METHOD OF EXERCISE


         4.1 The Option or any part thereof may be exercised only by the giving of written notice to the Company, on such form and in such manner as the Board shall prescribe, which notice shall state the election to exercise the Option and the number of whole Shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment for the Shares purchased, which payment shall be made: (a) by certified or official bank check for the full option exercise price payable to the Company (or the equivalent thereof acceptable to the Company); or (b) by delivery of shares of Common Stock having a fair market value (determined as of the date of exercise) equal to all or part of the purchase price and, if applicable, a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Board and to the extent permitted by law, by such other provision for payment, consistent with the terms of the Plan, as the Board may from time to time prescribe.

         4.2 The date of exercise of the Option shall be the date on which written notice of the exercise is hand delivered to the Company, as the Board shall prescribe, or if mailed, the date on which it is postmarked.

         4.3 The Company shall have the right to require as a condition of exercise of the Option by the Grantee that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. In the alternative, the Board may, under such rules as it may adopt, allow the
Grantee to elect to have the Company hold back Shares having a fair market value sufficient in the opinion of the Company to enable the Company to satisfy such withholding requirements.

         4.4 Subject to Section 5, the Company shall cause to be issued to the
Grantee (or to such other person as the Grantee may designate or to such other person as may then have the right to exercise the Option) a certificate or certificates representing the Shares purchased by exercise of the Option. Such certificates(s) shall be dated as of the exercise date, and shall be delivered as soon as practicable after the Company receives the full option exercise price.

                             SECTION 5. RESTRICTIONS

         5.1 Notwithstanding any other provision of this Agreement, if the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance or transfer of Shares or the taking of any other action in connection with this
Agreement or the Plan, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.

         5.2 For purposed of Section 5.1, the term "Consent" means (a) any and all listings, registrations, or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the
Grantee with respect to the disposition of the Shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of any action taken or to be taken under the Plan or this Agreement.

                           SECTION 6. NONASSIGNABILITY

         6.1 No right granted to the Grantee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or by the laws of descent and distribution. During the life of the Grantee, all rights granted to the Grantee under the Plan or under this Agreement shall be exercisable only by the Grantee or his legal representative.

         6.2 In the  event  of the  Grantee's  death  during  his
service  as a
director to the Company or any of its  subsidiaries,  or during the  three-month
period following the termination of such service except a
termination  described
in Section 3.1 (d), the Option shall  thereafter be exercisable for a period of
twelve months from the date of Grantee's death by his executor or administrator
or by the  person or persons  to whom his  rights  under the
Option  shall have
passed by will,  but only to the extent that the Option was
exercisable  by the
Grantee at his death (subject to  acceleration  by the Board pursuant to Section
13.2). If the Grantee's executor or administrator or the
recipient of a specific
disposition  under the  Grantee's  will shall be entitled to exercise the Option
pursuant to the preceding sentence,  such person shall be bound by all the terms
and  conditions of the Plan and this  Agreement  which would have applied to the
Grantee's  exercise  of  the  Option  (if  he  had  lived)
including,   without
limitation, the provisions of Section 5.

              SECTION 7. ADJUSTMENTS UPON CHANGES IN
CAPITALIZATION

         In the  event  of any  increase  or  decrease,  after
the date of this
Agreement,  in the number of issued  shares of Common Stock
resulting  from the
subdivision   or  combination  of  shares  of  Common  Stock  or
other  capital
adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company, the Board shall proportionately adjust the number of Shares subject to the Option, the purchase price set forth in Section 1.1, and any and all other matters deemed appropriate by the Board, provided, however, that any option to purchase fractional shares resulting from an such adjustment shall be eliminated.

                      SECTION 8. RIGHT OF DISCHARGE RESERVED

         Nothing in the Plan or in this Agreement shall confer upon the Grantee the right to continue as a director of the Company or any of its subsidiaries or affect any right which the Company or any of its subsidiaries may have to terminate such employment.

                      SECTION 9. NO RIGHTS AS A STOCKHOLDER

         Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Option until the Option shall have been exercised. Except for adjustments made pursuant to Section 7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of such exercise.

                          SECTION 10. NATURE OF PAYMENTS

         10.1 The grant of the Option and any and all issuances of Shares thereunder shall be in consideration of services performed by the Grantee for the Company or for its subsidiaries.

         10.2 The  grant  of the  Option  and any and all
issuances  of  Shares
thereunder shall  constitute a special  incentive  payment to the
Grantee.  Such
issuances  shall not,  unless  otherwise  determined by the
Board, be taken into
account in computing the amount of salary or compensation of the
Grantee for the
purpose of determining  any pension,  retirement,  death or other benefits under
(i)  any  pension,   retirement,   profit-sharing,   bonus,  or
life  insurance
arrangement or (ii) any agreement between the Company or any subsidiary, on the one hand, and the Grantee, on the other hand.

                         SECTION 11. BOARD DETERMINATIONS

         The Board's determinations under the Plan and this Agreement need not be uniform and may be made by it selectively among persons who receive awards under the Plan (whether or not such persons are similarly situated). All decisions, interpretations and determinations by the Board with regard to any question or matter arising hereunder or under the Plan shall be conclusive and binding upon the Company and the Grantee.

                      SECTION 12. DEFINTION OF COMMON STOCK

         The term "Common Stock" as used in this Agreement means the shares of
Common Stock of the Company as constituted on the date of this Agreement and any other shares into which such Common Stock shall thereafter be changed by reason of recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                SECTION 13. PLAN PROVISIONS TO PREVAIL; AMENDMENT

         13.1 This Agreement shall be subject to all of the terms and provisions of the Plan. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

         13.2 With the consent of the Grantee (or such other person as may have the right to exercise the Option upon the Grantee's death), and subject to the terms and provisions of the Plan, the Board may amend this Agreement, including, without limitation, amendments that accelerate the schedule of exercisabililty set forth in Section 2.2 or extend the termination date set forth in Section
3.1; provided, that no such amendment may permit the option to be exercised after the expiration of the 10-year period beginning on the Option Date.

                           SECTION 14. SECTION HEADINGS

         14.1 The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the
Sections.

         14.2 Any notice to be given to the Company or the Board hereunder shall be in writing and shall be addressed to the Company or the Board at 485-C Route
One South, Iselin, New Jersey 08830, or at such other address as the Company may hereafter designate to the Grantee by notice as provided herein.

         14.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and successors and assigns of the Company and, to the extent set forth in Section 6, the heirs and personal representatives of the Grantee.

         14.4 This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of New Jersey as they apply to contracts made, delivered and performed in the State of New Jersey.

         14.5 Nothing contained in this Agreement shall be deemed in any way to limit or restrict the Company or any subsidiary from making any award or payment to the Grantee under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first above written.



CAREADVANTAGE, INC.


By:  _________________________________



c77553c.647